Exhibit 99.1

Limestone Bancorp Reports First Quarter 2023 Results

LOUISVILLE, Ky.--(BUSINESS WIRE)--April 25, 2023--Limestone Bancorp, Inc. (NASDAQ: LMST) (the “Company”), parent company of Limestone Bank, Inc. (the “Bank”), today reported unaudited results for the first quarter of 2023. Please see attached financial results and data tables for more information.

About Limestone Bancorp, Inc.

Limestone Bancorp, Inc. (NASDAQ: LMST) is a Louisville, Kentucky-based bank holding company which operates banking centers in 14 counties through its wholly-owned subsidiary Limestone Bank. The Bank’s markets include metropolitan Louisville in Jefferson County and the surrounding counties of Bullitt and Henry and extend south along the Interstate 65 corridor. The Bank serves south central, southern, and western Kentucky from banking centers in Barren, Butler, Daviess, Edmonson, Green, Hardin, Hart, Ohio, and Warren counties. The Bank also has banking centers in Lexington, Kentucky, the second largest city in the state, and Frankfort, Kentucky, the state capital. Limestone Bank is a traditional community bank with a wide range of personal and business banking products and services.

Forward-Looking Statements

Statements in this press release relating to Limestone Bancorp’s plans, objectives, expectations or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “possible,” “seek,” “plan,” “strive” or similar words, or negatives of these words, identify forward-looking statements that involve risks and uncertainties. Although the Company's management believes the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could be inaccurate. Therefore, there can be no assurance the forward-looking statements included herein will prove to be accurate. Factors that could cause actual results to differ from those discussed in forward-looking statements include, but are not limited to: the Company’s pending merger transaction with Peoples Bancorp, Inc., merger-related expenses and requirements during the pendency of the merger transaction and conditions that must be satisfied for the merger transaction to be completed, including the receipt of required regulatory and shareholder approvals (all of which has been obtained); the impact and duration of the COVID-19 pandemic; economic conditions both generally and more specifically in the markets in which the Company and its subsidiaries operate; competition for the Company's customers from other providers of financial services; government legislation and regulation, which change from time to time and over which the Company has no control; changes in inflation and efforts to control it; changes in interest rates; material unforeseen changes in liquidity, results of operations, or financial condition of the Company's customers; and other risks detailed in the Company's filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the Company. See Risk Factors outlined in the Company's Form 10-K for the year ended December 31, 2022.

The Company’s Annual Report on Form 10-K, which also constitutes the 2022 annual report to shareholders, is accessible at no cost on the Company’s website at www.limestonebank.com, under the Investor Relations section. Shareholders of the Company may receive a hard copy free of charge upon request to the Company at 2500 Eastpoint Parkway, Louisville, Kentucky 40223-4156, Attention: Investor Relations; (502) 499-4773.

Additional Information

Unaudited supplemental financial information for the first quarter ending March 31, 2023, follows.

LIMESTONE BANCORP, INC. Unaudited Financial Information (in thousands, except share and per share data)

	Three	Three	Three	Three	Three
	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22

Income Statement Data
Interest income	$17,704	$17,140	$15,121	$13,122	$12,427
Interest expense	5,365	3,768	2,209	1,442	1,313
Net interest income	12,339	13,372	12,912	11,680	11,114
Provision (negative provision) for credit losses	654	130	(1,250)	450	750
Net interest income after provision	11,685	13,242	14,162	11,230	10,364

Service charges on deposit accounts	653	703	748	690	634
Bank card interchange fees	1,006	1,127	1,061	1,087	1,003
Bank owned life insurance income	147	107	148	249	202
Gain (loss) on sales and calls of securities, net	—	—	—	(3)	—
Gain on sale of premises held for sale	—	—	—	—	163
Other	254	218	271	233	236
Non-interest income	2,060	2,155	2,228	2,256	2,238

Salaries & employee benefits	4,493	4,847	4,959	4,651	4,564
Occupancy and equipment	1,036	983	1,134	1,055	1,029
Deposit account related expense	561	557	571	574	547
Data processing expense	425	400	402	403	386
Professional fees	226	155	206	236	221
Marketing expense	94	141	159	172	133
FDIC insurance	90	90	90	90	90
Deposit tax	105	99	99	99	99
Communications expense	102	126	108	121	64
Insurance expense	112	102	104	109	105
Postage and delivery	152	153	156	150	163
Merger expenses	417	691	—	—	—
Other	490	518	709	567	570
Non-interest expense	8,303	8,862	8,697	8,227	7,971

Income before income taxes[1]	5,442	6,535	7,693	5,259	4,631
Income tax expense	1,259	1,621	1,880	1,223	1,052
Net income	$4,183	$4,914	$5,813	$4,036	$3,579

Weighted average shares – Basic	7,632,028	7,638,855	7,639,492	7,631,883	7,614,382
Weighted average shares – Diluted	7,632,028	7,638,855	7,639,492	7,631,883	7,614,382

Basic earnings per common share	$0.55	$0.64	$0.76	$0.53	$0.47
Diluted earnings per common share	$0.55	$0.64	$0.76	$0.53	$0.47
Cash dividends declared per common share	$0.05	$0.05	$0.05	$0.05	$0.05

Performance Ratios
Return on average assets	1.15%	1.33%	1.59%	1.14%	1.03%
Return on average equity	12.45	15.05	17.83	12.66	11.07
Yield on average earning assets (tax equivalent)	5.13	4.89	4.37	3.95	3.82
Cost of interest-bearing liabilities	2.05	1.44	0.85	0.58	0.53
Net interest margin (tax equivalent)	3.58	3.82	3.73	3.51	3.42
Efficiency ratio[2]	54.77	52.62	57.44	59.02	59.70
Non-interest expense to average assets	2.29	2.41	2.38	2.33	2.30

LIMESTONE BANCORP, INC. Unaudited Financial Information (in thousands, except share and per share data)

	As of
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22

Assets
Loans	$1,139,208	$1,111,854	$1,127,945	$1,073,815	$1,047,285
Allowance for credit losses[3]	(14,391)	(13,030)	(13,031)	(12,550)	(12,195)
Net loans	1,124,817	1,098,824	1,114,914	1,061,265	1,035,090
Securities held to maturity[3,4]	43,185	43,282	43,350	44,205	45,639
Securities available for sale[4]	186,978	180,173	181,292	193,022	204,071
Federal funds sold & interest-bearing deposits	40,378	37,476	50,940	18,244	22,040
Cash and due from financial institutions	7,121	7,159	6,430	7,742	10,009
Premises and equipment	21,749	22,103	22,503	22,747	23,043
Bank owned life insurance	31,273	31,132	31,032	30,888	30,643
FHLB Stock	5,626	5,176	5,176	5,116	5,116
Deferred taxes, net	19,689	21,283	23,002	23,343	22,648
Goodwill	6,252	6,252	6,252	6,252	6,252
Intangible assets	1,669	1,733	1,797	1,861	1,925
Accrued interest receivable and other assets	7,694	7,862	7,007	6,383	6,230
Total Assets	$1,496,431	$1,462,455	$1,493,695	$1,421,068	$1,412,706

Liabilities and Equity
Certificates of deposit[5]	$344,697	$290,161	$273,780	$256,141	$260,064
Interest checking	291,661	314,082	286,867	269,240	274,054
Money market	161,021	179,035	215,450	209,183	216,845
Savings	163,357	148,552	154,545	163,573	166,135
Total interest-bearing deposits	960,736	931,830	930,642	898,137	917,098
Demand deposits	261,582	268,954	287,938	269,425	281,533
Total deposits	1,222,318	1,200,784	1,218,580	1,167,562	1,198,631
FHLB advances	80,000	70,000	90,000	70,000	30,000
Junior subordinated debentures	21,000	21,000	21,000	21,000	21,000
Subordinated capital note	25,000	25,000	25,000	25,000	25,000
Accrued interest payable and other liabilities	9,722	11,813	10,744	10,888	9,855
Total liabilities	1,358,040	1,328,597	1,365,324	1,294,450	1,284,486

Common stock	140,639	140,639	140,639	140,639	140,639
Additional paid-in capital	26,210	26,312	26,101	25,889	25,733
Retained deficit	(11,793)	(14,954)	(19,486)	(24,917)	(28,571)
Accumulated other comprehensive loss	(16,665)	(18,139)	(18,883)	(14,993)	(9,581)
Total stockholders’ equity	138,391	133,858	128,371	126,618	128,220
Total Liabilities and Stockholders’ Equity	$1,496,431	$1,462,455	$1,493,695	$1,421,068	$1,412,706

Ending shares outstanding	7,629,402	7,638,633	7,639,033	7,640,680	7,622,157
Book value per common share	$18.14	$17.52	$16.80	$16.57	$16.82
Tangible book value per common share[6]	17.10	16.48	15.75	15.51	15.75

LIMESTONE BANCORP, INC. Unaudited Financial Information (in thousands, except share and per share data)

	As of
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Average Balance Sheet Data
Assets	$1,470,834	$1,461,199	$1,451,647	$1,417,087	$1,407,030
Loans	1,120,482	1,110,078	1,096,478	1,053,057	1,028,546
Earning assets	1,404,469	1,395,860	1,378,771	1,339,555	1,326,234
Deposits	1,186,981	1,204,804	1,203,098	1,184,426	1,199,174
Long-term debt and advances	136,389	114,586	108,229	93,968	67,667
Interest bearing liabilities	1,062,281	1,037,991	1,029,131	1,000,367	996,710
Stockholders’ equity	136,242	129,560	129,346	127,827	131,097

Asset Quality Data
Nonaccrual loans	$879	$856	$1,054	$3,007	$3,447
Troubled debt restructurings on accrual	—	133	146	150	333
Loan 90 days or more past due still on accrual	—	—	—	—	—
Total non-performing loans	879	989	1,200	3,157	3,780
Real estate acquired through foreclosures	—	—	—	—	—
Other repossessed assets	—	—	—	—	—
Total non-performing assets	$879	$989	$1,200	$3,157	$3,780

Non-performing loans to total loans	0.08%	0.09%	0.11%	0.29%	0.36%
Non-performing assets to total assets	0.06	0.07	0.08	0.22	0.27
Allowance for credit losses to non-performing loans	1,637.20	1,317.49	1,085.92	397.53	322.62

Allowance for credit losses to total loans[3]	1.26%	1.17%	1.16%	1.17%	1.16%

Loan Charge-off Data
Loans charged off	$(130)	$(158)	$(86)	$(367)	$(227)
Recoveries	237	27	1,817	272	141
Net (charge-offs) recoveries	$107	$(131)	$1,731	$(95)	$(86)

Loans by Risk Category[7]
Pass	$1,113,804	$1,089,330	$1,116,009	$1,052,624	$1,023,039
Watch	17,450	15,189	3,177	6,426	8,567
Special Mention	—	—	—	—	—
Substandard	7,954	7,335	8,759	14,765	15,679
Doubtful	—	—	—	—	—
Total	$1,139,208	$1,111,854	$1,127,945	$1,073,815	$1,047,285

Loans by Past Due Status
Past due loans:
30 – 59 days	$2,015	$1,919	$300	$600	$1,108
60 – 89 days	207	268	57	209	89
90 days or more	—	—	—	—	—
Nonaccrual loans	879	856	1,054	3,007	3,447
Total past due and nonaccrual loans	$3,101	$3,043	$1,411	$3,816	$4,644

LIMESTONE BANCORP, INC. Unaudited Financial Information (in thousands, except share and per share data)

	As of
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Risk-based Capital Ratios - Company
Tier I leverage ratio	10.72%	10.44%	10.04%	9.68%	9.38%
Common equity Tier I risk-based capital ratio	10.23	10.14	9.46	9.16	8.93
Tier I risk-based capital ratio	11.81	11.71	10.89	10.49	10.19
Total risk-based capital ratio	14.76	14.63	13.75	13.39	13.12

Risk-based Capital Ratios – Limestone Bank
Tier I leverage ratio	11.80%	11.59%	11.56%	11.39%	11.20%
Common equity Tier I risk-based capital ratio	13.00	13.01	12.55	12.38	12.21
Tier I risk-based capital ratio	13.00	13.01	12.55	12.38	12.21
Total risk-based capital ratio	14.08	14.01	13.53	13.35	13.17

FTE employees, end of period	208	222	226	225	222

Footnotes:

(1) Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income or income before income taxes to add back provision for credit losses. Management believes that PTPI is a useful financial measure as it enables the assessment of the Company’s ability to generate earnings to cover credit losses through a credit cycle and provides an additional basis for comparing results of operations between periods by isolating the impact of provision for credit losses, which can vary significantly between periods.

	Three Months Ended
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Pretax, Pre-Provision Income	(in thousands)

Income before income taxes	$5,442	$6,535	$7,693	$5,259	$4,631
Provision for credit losses	654	130	(1,250)	450	750
Pretax, pre-provision income	6,096	6,665	6,443	5,709	5,381

(2) The efficiency ratio is a non-GAAP measure of expense control relative to revenue from net interest income and fee income. The efficiency ratio is calculated by dividing total non-interest expenses as determined under GAAP by net interest income and total non-interest income, but excluding from the calculation net gains on the sale of securities and expenses disclosed from time to time as non-recurring in nature. Management believes this provides a reasonable measure of primary banking expenses relative to primary banking revenue.

	Three Months Ended
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Efficiency Ratio	(in thousands)

Net interest income	$12,339	$13,372	$12,912	$11,680	$11,114
Non-interest income	2,060	2,155	2,228	2,256	2,238
Less: Net gain (loss) on securities	—	—	—	(3)	—
Revenue used for efficiency ratio	14,399	15,527	15,140	13,939	13,352
Non-interest expense	8,303	8,862	8,697	8,227	7,971
Less: Merger expenses	417	691	—	—	—
Expenses used for efficiency ratio	7,886	8,171	8,697	8,227	7,971

Efficiency ratio	54.77%	52.62%	57.44%	59.02%	59.70%

(3) Effective January 1, 2023, the Company began accounting for credit losses under ASC 326, Financial Instruments – Credit Losses (CECL). Adoption resulted in the establishment of an allowance for credit losses for held to maturity securities of $30,000, an increase in allowance for credit losses for loans of $586,000, an increase of the allowance for credit losses related to unfunded commitments of $24,000, which is recorded in other liabilities, and a reduction in retained earnings of $480,000, net of tax.

(4) Investment Securities – The following table sets forth the amortized cost and fair value of the securities portfolio at the dates indicated.

	March 31, 2023					December 31, 2022
	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(dollars in thousands)
Securities available for sale
U.S. Government and federal agencies	$30,987	$—	$—	$(2,324)	$28,663	$24,541	$—	$(2,784)	$21,757
Agency mortgage-backed residential	78,620	—	51	(9,397)	69,274	80,283	9	(10,387)	69,905
Collateralized loan obligations	48,192	—	—	(2,094)	46,098	48,202	—	(2,161)	46,041
Corporate bonds	45,526	—	116	(2,699)	42,943	45,512	—	(3,042)	42,470
Total available for sale	$203,325	$—	$167	$(16,514)	$186,978	$198,538	$9	$(18,374)	$180,173
	Amortized Cost	Allowance for Credit Losses	Gross Unrecognized Gains	Gross Unrecognized Losses	Fair Value	Amortized Cost	Gross Unrecognized Gains	Gross Unrecognized Losses	Fair Value
	(dollars in thousands)
Securities held to maturity
State and municipal	$43,215	$(30)	$1	$(7,637)	$35,549	$43,282	$—	$(8,386)	$34,896
Total held to maturity	$43,215	$(30)	$1	$(7,637)	$35,549	$43,282	$—	$(8,386)	$34,896

(5) The following table denotes contractual time deposit maturities and average rates as of March 31, 2023:

	Non-Brokered Time Deposits		Brokered Time Deposits
Maturity Quarter	As of March 31, 2023 (in thousands)	Weighted Average Rate	As of March 31, 2023 (in thousands)	Weighted Average Rate

Q2-2023	50,586	1.62%	95,251	4.29%
Q3-2023	43,303	1.70	45,933	5.09
Q4-2023	40,825	2.32	—	0.00
Q1-2024	21,062	0.67	—	0.00
Thereafter	47,737	0.72	—	0.00
Total time deposits	$203,513	1.44%	$141,184	4.55%

(6) Tangible book value per common share is a non-GAAP financial measure derived from GAAP based amounts. Tangible book value per common share is calculated by excluding the balance of goodwill and other intangible assets from common stockholders’ equity. Tangible book value per common share is calculated by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which is calculated by dividing common stockholders’ equity by common shares outstanding. Management believes this is consistent with bank regulatory agency treatment, which excludes goodwill and other intangible assets from the calculation of risk-based capital.

	As of
	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Tangible Book Value Per Share	(in thousands, except share and per share data)

Common stockholders’ equity	$138,391	$133,858	$128,371	$126,618	$128,220
Less: Goodwill	6,252	6,252	6,252	6,252	6,252
Less: Intangible assets	1,669	1,733	1,797	1,861	1,925
Tangible common equity	130,470	125,873	120,322	118,505	120,043

Shares outstanding	7,629,402	7,638,633	7,639,033	7,640,680	7,622,157
Tangible book value per common share	$17.10	$16.48	$15.75	$15.51	$15.75
Book value per common share	18.14	17.52	16.80	16.57	16.82

(7) Loans by Risk Category reflect management’s risk ratings based on categories aligned with the bank regulatory definitions.

Contacts

John T. Taylor
Chief Executive Officer
(502) 499-4800